SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 12, 1997

                           Giddings & Lewis, Inc.
           (Exact Name of Registrant as Specified in its Charter)

        Wisconsin                0-17873          36-1643189
        (State or Other        (Commission       (IRS Employer
        Jurisdiction of         File Number)     Identification No.)
        Incorporation)

142 Doty Street, Fond du Lac, Wisconsin                        54935
(Address of Principal Executive Offices)                     (Zip Code)

     Registrant's telephone number, including area code (414) 921-4100

       (Former Name or Former Address, if Changed Since Last Report)



Item 5. Other Events

               On June 11, 1997, the Company and Thyssen AG ("Thyssen") signed a definitive merger agreement for the acquisition of the Company by Thyssen. A description of the merger agreement is set forth in a press release issued by the Company on June 12, 1997, which press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits

               (c) The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit                        Description

99.1 Text of Press Release issued by Giddings & Lewis, Inc., dated June 12, 1997.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GIDDINGS & LEWIS, INC.


                                  By: /s/ Douglas E. Barnett
                                  Name:   Douglas E. Barnett
                                  Title:  Vice President and Corporate
                                            Controller


Dated:  June 12, 1997


                               EXHIBIT INDEX

Exhibit No.                    Description

  99.1 Text of Press Release issued by Giddings & Lewis, Inc., dated June 12, 1997.